PBHG INSURANCE SERIES FUND, INC.

                        SUPPLEMENT DATED FEBRUARY 8, 2000
                       TO THE PROSPECTUS DATED MAY 1, 1999


     This Supplement updates certain information contained in the Prospectus. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge by calling 1-800-347-9256.

     On January 31, 2000, a meeting of the Board of Directors of PBHG Insurance Series Fund, Inc. was held, at which the Directors approved modifying the PBHG Large Cap Value Portfolio's non-fundamental investment strategy to provide that the Portfolio will invest at least 65% of its total assets in value securities of no more than 30 large capitalization companies. The Directors also approved changing the name of the Portfolio to the PBHG Select Value Portfolio. This modified investment strategy and name change will become effective on May 1, 2000. Accordingly, effective May 1, 2000, the following will replace in its entirety the information appearing under the heading "Main Investment Strategies" on page 6 of the Prospectus:

Main Investment Strategies:

Under normal market conditions, the Portfolio invests at least 65% of its total assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations greater than $1 billion. The value securities in the Portfolio are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own research, computer models and proprietary measures of value in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it becomes overvalued or shows signs of deteriorating fundamentals.

The Portfolio may use options and futures contracts for hedging and risk management.

     In addition, the following risk disclosure will be added under the heading "Main Investment Risks" on page 6 of the Prospectus:

Main Investment Risks:

The Portfolio invests in a limited number of stocks in order to achieve a potentially greater investment return than a more widely diversified fund. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate in value more than it would in a more widely diversified fund.